SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 21, 2007

ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

As of August 21, 2007, the Registrant, its wholly owned subsidiary, Marvel Characters, Inc. and HSBC Bank USA, National Association (“HSBC”) entered into Amendment No. 5 and Reaffirmation Agreement (“Amendment No. 5”).  Amendment No. 5 amends the Registrant’s corporate credit facility with HSBC, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                       Exhibits

Exhibit No.	Description

10.1	Amendment No. 5 and Reaffirmation Agreement dated as of August 21, 2007 by and among the Registrant, Marvel Characters, Inc. and HSBC Bank USA, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By:  /s/ Kenneth P. West
Name:   Kenneth P. West
Title:     Executive Vice President
  and Chief Financial Officer

Date: August 27, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 5 and Reaffirmation Agreement dated as of August 21, 2007 by and among the Registrant, Marvel Characters, Inc. and HSBC Bank USA, National Association.